Exhibit 99.1

FIRST UNITED WILL COUNT DRIVER’S VOTES AT

UPCOMING ANNUAL MEETING

First United Reminds Shareholders of ISS’ Support, Noting The Company’s Strong Financial & Operational Performance Under CEO Carissa Rodeheaver’s Leadership

VOTE on the BLUE Proxy Card Today for First United’s Highly Qualified Candidates: John W. McCullough; John F. Barr; Brian R. Boal; and Marisa A. Shockley

First United Urges Shareholders to Revoke Votes on Driver’s WHITE Card by Voting on First United’s BLUE Card

OAKLAND, MARYLAND – JUNE 1, 2020 – First United Corporation (NASDAQ: FUNC) (“First United” or the “Company”), a bank holding company and the parent company of First United Bank & Trust, today announced that, in response to a question from Driver Management Company LLC (“Driver”) and its counsel, the Company will accept Driver’s nominations of its three director candidates as valid when the polls are open and will tally the votes attributable to Driver’s shares of stock that are present and submitted at the upcoming annual meeting of shareholders to be held on June 11, 2020 (the “Annual Meeting”). First United also announced that, due to ongoing disputes about whether Driver violated Maryland law and the repercussions of any violations, the declaratory action filed in the Circuit Court for Garrett County, Maryland, to resolve these disputes will proceed. Both Driver and First United will have a full and fair opportunity to be heard on the merits and First United will honor the final determination of the courts.

First United’s letter to Driver’s counsel is included below. The complete correspondence between counsel for First United and Driver on this matter will be filed on a Form 8K with the Securities and Exchange Commission today.

June 1, 2020

BY ELECTRONIC MAIL ONLY

Jason R. Scherr, Esq.

Morgan Lewis

1111 Pennsylvania Avenue, NW

Washington, DC 20004

jr.scherr@morganlewis.com

Re:	Driver Opportunity Partners – First United Corporation

Dear J.R.:

This letter responds to yours dated May 27, 2020.

First United Corporation’s (“First United” or the “Company”) annual meeting will take place in less than two weeks, on June 11, 2020. To ensure that the meeting proceeds in an orderly and timely fashion, but while reserving First United’s rights in all respects, First United will accept Driver Opportunity Partners I LP’s and its related entities’ (collectively, “Driver”) nominations as valid when the polls are open and will tally the votes attributable to Driver’s shares of stock that are present and submitted at the meeting; and the Company will ask the Inspector of Elections to certify the election results according to this tally.

However, in light of the genuine and bona fide disputes between First United and Driver, First United intends to continue to seek the declaratory relief requested in the Garrett County action filed by the Company on May 20, 2020. The litigation will progress in a normal fashion, giving both sides a full and fair opportunity to put forward their evidence and be heard on the merits. Pending the Court’s determination, as the prior paragraph makes clear, Driver’s nominations will be accepted and its votes will be counted at the upcoming annual meeting. First United will of course be bound by and respect any final determination by the courts. If Driver’s position prevails, then the annual meeting vote as certified will stand. If, however, the Court determines that Driver’s shares were not eligible to be voted and that Driver therefore was unable to submit valid director nominations at the annual meeting, then First United intends to take the appropriate actions to honor the Court’s determination.

We wish to make one additional point. First United filed its declaratory relief action to protect its rights and those of its shareholders after Driver repeatedly threatened litigation against First United – in communications with First United representatives and in very public statements issued by Driver. To offer several examples from the few days following the Maryland Commissioner of Financial Regulation’s May 14 letter to Driver:

•	Driver’s May 15, 2020 press release stated, “Driver intends to vigorously defend its rights in court and will, of course, take all necessary steps to prevent First United from trying to limit Driver’s ability to vote its shares at the Annual Meeting”;

•	Driver’s May 18, 2020 press release stated that Driver was “evaluating all legal claims that Driver may have against First United, its advisors . . . and others” and “may commence litigation”;

•	Driver’s May 19, 2020 letter to First United’s Chief Executive Officer, Carissa Rodeheaver, asserted that First United’s alleged involvement in the Maryland Commissioner’s investigation into Driver “will be the focus of litigation”; and

•	Your May 20, 2020 e-mail to Mr. Bulgin demanded that he communicate First United’s position to you promptly by a deadline of 5PM on May 21, 2020 “so that [Driver] may determine whether there is an issue requiring judicial action.”

We therefore believe it clear that the action for declaratory relief is not “entirely of First United’s making,” as you asserted in your May 27 letter.

Very truly yours,

George F. Ritchie

YOUR VOTE IS IMPORTANT

VOTE FOR FIRST UNITED’S NOMINEES ON THE BLUE PROXY CARD TODAY

If you have already voted a WHITE proxy card, you may revoke that vote by voting the enclosed BLUE proxy card today.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor, Morrow Sodali LLC:

509 Madison Avenue, Suite 1206

New York, NY 10022

Toll Free: (800) 662-5200

E-mail: FirstUnitedCorp@MorrowSodali.com

Shareholder Contact

Morrow Sodali LLC

Mike Verrechia/Bill Dooley

(800) 662-5200

FirstUnitedCorp@MorrowSodali.com

Media Contact

Prosek Partners

Brian Schaffer / Josh Clarkson / Kristen Duarte

(646) 818-9229 / (646) 818-9259 / (646) 818-9074

bschaffer@prosek.com / jclarkson@prosek.com / kduarte@prosek.com

ABOUT FIRST UNITED CORPORATION

First United Corporation is the parent company of First United Bank & Trust, a Maryland trust company with commercial banking powers, and two statutory trusts that were used as financing vehicles. The Bank has four wholly-owned subsidiaries: OakFirst Loan Center, Inc., a West Virginia finance company; OakFirst Loan Center, LLC, a Maryland finance company; First OREO Trust, a Maryland statutory trust that holds and services real estate acquired by the Bank through foreclosure or by deed in lieu of foreclosure; and FUBT OREO I, LLC, a Maryland company that likewise holds and services real estate acquired by the Bank through foreclosure or by deed in lieu of foreclosure. The Bank also owns 99.9% of the limited partnership interests in Liberty Mews Limited Partnership; a Maryland limited partnership formed for the purpose of acquiring, developing and operating low-income housing units in Garrett County, Maryland. The Corporation’s website is www.mybank.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission (the “SEC”) entitled “Risk Factors”.

IMPORTANT ADDITIONAL INFORMATION

First United, its directors and certain of its executive officers will be deemed to be participants in the solicitation of proxies from First United’s shareholders in connection with the Annual Meeting. First United has filed a definitive proxy statement and a BLUE proxy card with the SEC in connection with any such solicitation of proxies from First United shareholders. SHAREHOLDERS OF FIRST UNITED ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the Annual Meeting. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by First United with the SEC at no charge at the SEC’s website www.sec.gov. Copies are also available at no charge at First United’s website at http://investors.mybank.com/.

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